UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 8, 2003

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

             Delaware              Commission File Number:        33-0859354
  (State of other jurisdiction of         000-26505            (I.R.S. Employer
   Incorporation or organization                             Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)

                130 West Fallbrook Street, Fallbrook, CA, 92028
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

     On August 7, 2003 the Company issued a press release announcing the completion of a private placement of common stock. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

ITEM 7:          EXHIBITS

Exhibit
Number            Description
99.1              Press Release dated August 7, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2003

                                 Community Bancorp Inc.



                                 By:      /s/ Thomas E. Swanson
                                     ---------------------------
                                 Thomas E. Swanson
                                 President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit
Number                     Description

99.1                       Press Release Dated August 7, 2003